UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2023

MOBIQUITY TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

New York	001-41117	11-3427886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

35 Torrington Lane Shoreham, New York	11786
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 246-9422

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: Common Stock, $0.0001 par value per share; Common Stock Purchase Warrants.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 31, 2023, Mobiquity Technologies, Inc (the “Company”) was notified that the Hearing Panel of The Nasdaq Stock Market has given a grace period until October 31,2023 to regain compliance of the bid price of its common stock closing at $1.00 per share or more for a minimum of ten consecutive business days and a grace period until November 14, 2023 to regain shareholder equity of at least $2.5 million. In order to meet the minimum bid requirement, we have filed a certificate of amendment to our restated certificate of incorporation to effectuate a reverse stock split of 1-for-15 shares of our issued and outstanding common stock. Trading of our common stock on a post-split basis will commence at market open on August 7, 2023. All new share certificates issued will be rounded up to the nearest whole number in lieu of issuing fractional common shares. See Items 5.03 and 8.01 below.

There can be no assurance that the Company’s reverse stock split will accomplish the goal of regaining compliance of the bid price of its common stock closing at $1.00 per share or more for a minimum of ten consecutive business days prior to October 31, 2023. Further, while our shareholder equity at June 30, 2023 was over $2.9 million, there can be no assurances that the shareholder equity requirement will remain over $2.5 million at November 14, 2023.

If the Company’s common stock is delisted, it could be more difficult to buy or sell the Company’s common stock or to obtain accurate quotations, and the price of the Company’s common stock could suffer a material decline. Delisting could also impair the Company’s ability to raise capital.

Forward-Looking Statements

This current report contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this current report include, without limitation, statements regarding the Company’s intent or ability to regain compliance with the minimum stockholders’ equity requirement, the Company’s intention to appeal the Staff’s determination, the Company’s expectation that a request for a Panel hearing would stay delisting of its common stock pending the conclusion of the hearing process, the timing of any hearing before the Panel, whether the Company will require an oral or written hearing, the outcome of the Panel’s review of any Company appeal of the Staff’s determination, and any courses of action to regain compliance with the Nasdaq Capital Market’s continued listing requirements. Forward-looking statements are statements that are not historical facts, nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, and actual results may differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, without limitation, there can be no assurance that the Company will meet the stockholders’ equity requirement during any compliance period or otherwise in the future, otherwise meet Nasdaq’s compliance standards, that Nasdaq will grant the Company any relief from delisting as necessary or whether the Company can ultimately meet applicable Nasdaq requirements for any such relief, and the other important factors described under the caption “Risk Factors” in (a) the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2022, and (b) the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023 and its other filings with the SEC. Any forward-looking statement made by the Company in this current report is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

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Item 3.03.	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 2, 2023, Mobiquity Technologies, Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Certificate of Incorporation with the Secretary of State of the State of New York to effect a 1-for-15 reverse stock split (the “Reverse Stock Split”) of the outstanding shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”).

As previously reported, on July 21,2023, the Company held a special meeting of stockholders, at which the Company’s shareholders approved an amendment to the Certificate of Incorporation to effect a reverse stock split of the Common Stock at a ratio of not less than 1-for-2 and not more than 1-for-15, with the exact ratio to be set within that range at the discretion of the Company’s Board of Directors (the “Board”). On July 28, 2023, the Board approved the implementation of the Reverse Stock Split at a ratio of 1-for-15.

As a result of the Reverse Stock Split, every 15 shares of issued and outstanding shares of Common Stock were automatically combined into one issued and outstanding share of Common Stock. No fractional shares will be issued as a result of the Reverse Stock Split. Shareholders who would otherwise be entitled to a fractional share of Common Stock due to the Reverse Stock Split are instead entitled to receive one whole share in lieu of such fractional shares. The Reverse Stock Split reduces to number of issued and outstanding shares of Common Stock from 38,611,261 shares to 2,574,085 shares, subject to adjustment due to rounding up any fractional shares which holders would be entitled to receive on account of the Reverse Stock Split to whole shares. The Reverse Stock Split affects all Common Stock holders uniformly and does not alter any shareholder’s percentage interest in the Company’s outstanding Common Stock, except for adjustments that may result from the treatment of fractional shares. The Reverse Stock Split does not change the par value of the Common Stock or the authorized number of shares of Common Stock.

The foregoing summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

The Company today issued a press release announcing the Reverse Stock Split. The Reverse Stock Split is designed to maintain the Company's compliance with the minimum bid price requirement for listing its Common Stock on The Nasdaq Capital Market ("Nasdaq"). Mobiquity Technology's Common Stock will begin trading on Nasdaq on a split-adjusted basis as of the market open on August 7, 2023. The new CUSIP number for the Common Stock following the Reverse Stock Split will be 60743F607 The trading symbol for the Common Stock will remain “MOBQ”. A copy of the press release containing this information is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

As a result of the Reverse Stock Split, the Mobiquity Technologies Common Stock Purchase Warrants which trade on Nasdaq under the symbol “MOBQW” will be exercisable on the basis of 15 warrants for one share of Common Stock at an exercise price of $74.70 per share.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation (filed herewith)
99.1	Press Release dated June 30, 2023 (filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 4, 2023	MOBIQUITY TECHNOLOGIES, INC.

By: /s/ Dean L. Julia
Dean L. Julia, Chief Executive Officer

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